UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 25, 2025
(Earliest Event Date requiring this Report: March 21, 2025)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 1.01 Entry into a Material Definitive Agreement. . On March 21, 2025, Capstone Companies, Inc. (“Company”) entered into License Agreement with T&B Media, Ltd., a U.K. company, (“T&B”) (“License Agreement”) whereby T&B received a limited, exclusive, non-transferable, worldwide license (“License”) to promote, market, sell, distribute, produce and manufacture the Company’s Connected Chef kitchen tablet (“Connected Chef”). Under the License, Company would receive a license fee of $15 for each Connected Chef sold and received by a buyer. Promotion, marketing and sale of the Connected Chef is subject to finalizing production arrangements with the contract manufacturer of the Connected Chef. The term of the License is 5 years plus one (1) year, post-termination extension to permit sell off of any inventory.

The Connected Chef, a purpose-built kitchen tablet with an accessory platform to accommodate food prep accessories such as a cutting board, was developed to bring Internet connectivity in a device designed to withstand the conditions in a kitchen. The Connected Chef has Google mobile service allowing for pre-installation of specific Google LLC applications, including Playstore, voice assistant and YouTube. Google LLC is a subsidiary of Alphabet, Inc. and “Playstore” and “YouTube” are trade names of Google LLC.

The License is the result of the ongoing pursuit of licensing the Connected Chef as a revised business strategy for the Company’s consumer product business in 2024. Licensing strategy is designed to eliminate or reduce the overhead costs of the Company producing and direct selling of consumer products, which was the former business strategy of the Company prior to 2024. The Company’s primary business strategy is Company’s health, fitness and social activities facility business program. The Company needs additional working capital funding to fully fund both business lines throughout 2025.

The above summary of the License Agreement and License is qualified in its entirety by reference to the License Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure. The Company issued a press release on March 25, 2025, announcing the License Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K.

The press release attached as Exhibit 99.1 to this Form 8-K and the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS. Except for statements of historical fact in this Form 8-K, the information contained above contains forward-looking statements, which statements are characterized by words like “should,” “may,” “intend,’ “expect,” “hope,” “believe,” “anticipate” and similar words. Forward looking statements are not guarantees of future performance and undue reliance should not be placed on them. Forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any statements about future performance or results expressed or implied by such forward-looking statements. The success of the License will depend, in part, on the efforts of T&B, finalizing production of the Connected Chef product in a timely, affordable manner and consumer demand for the product. T&B’s performance in consumer products is not indicative of or a prediction of results for the Connected Chef. Since there is no existing sales history for the Connected Chef, the Company cannot predict sales for the Connected Chef or level of consumer interest in such a product. The Company has a funding commitment for funding basic corporate overhead for compliance with reporting requirements under the Securities Exchange Act of 1934 and other related, essential compliance costs through the third fiscal quarter of 2025, but the Company has not yet secured working capital funding for basic corporate compliance overhead beyond the third fiscal quarter of 2025 or to fully fund its health, fitness and social activities business line. Adequate, timely and affordable third-party working capital funding is needed to sustain and adequately fund Company’s operations throughout 2025, especially since the Company has not established, as of the date of this Form 8-K, a revenue flow sufficient to fund projected working capital needs in 2025. The Company is also a “penny stock” company with limited public market liquidity and no primary market makers. Any investment in the Common Stock of the Company is a highly risky investment that is not suitable for investors who cannot afford the total loss of the investment and require greater liquidity than may be available for the Common Stock. The risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other filings with the SEC should be carefully considered prior to any investment decision. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws.

Item 9.01. Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated March 25, 2025, by Capstone Companies, Inc. re: License Agreement with T&B Media, Ltd. for Connected Chef Kitchen Tablet
10.1	License Agreement, signed March 21, 2025, by Capstone Companies, Inc. and T&B Media, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chairman of the Board of Directors

Dated: March 25, 2025

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated March 25, 2025, by Capstone Companies, Inc. re: License Agreement with T&B Media, Ltd. for Connected Chef Kitchen Tablet
10.1	License Agreement, signed March 21, 2025, by Capstone Companies, Inc. and T&B Media, Ltd.